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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) OCTOBER 30, 2000

                               RADISYS CORPORATION

OREGON                               0-26844               93-0945232
-------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission         (IRS Employer
 incorporation or organization)     File No.)            Identification No.)


5445 NE DAWSON CREEK DRIVE, HILLSBORO, OR                        97124
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                                 (503) 615-1100
                             ----------------------
              (Registrant's telephone number, including area code)

                                    NO CHANGE
                             ----------------------
     (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On October 30, 2000, RadiSys Corporation (the "Company") announced that it has purchased $20 million principal amount of its 5 1/2% convertible subordinated notes in a negotiated transaction with a third party. The Company's press release announcing the purchase is attached to this Form 8-K as Exhibit
99.1 and is incorporated into this Form by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  99.1     Press release dated October 30, 2000.


                                       1
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   October 30, 2000.

                           RADISYS CORPORATION




                           By: /s/ STEPHEN F. LOUGHLIN
                              -------------------------------------------
                               Stephen F. Loughlin
                               Vice President of Finance and Administration and Chief Financial Officer





                                      2
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                                  EXHIBIT INDEX

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EXHIBIT           DESCRIPTION
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

   99.1           Press release dated October 30, 2000.

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